UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period:  February 28, 2019

Item 1. Report to Stockholders.

Green Square Tax Exempt High Income Fund

Institutional Class Shares — GSTAX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.greensquarefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-914-7343 or by sending an e-mail request to morgan.sanders@greensquarecap.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-914-7343 or send an e-mail request to  morgan.sanders@greensquarecap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Semi-Annual Report

www.greensquarefunds.com	February 28, 2019

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Dear Investor,

We are pleased to present you with our Semi-Annual shareholder report for the period ended February 28, 2019. Green Square Tax Exempt High Income Fund (GSTAX) has performed well since inception, and this period was no exception, as the Fund demonstrated strong performance for both distributable income and total return.

Meaningful Assets and Solid Positioning

At the end of the period, the Fund had assets of about $90 million, a level that has allowed us to purchase meaningful long-term positions for the portfolio that we believe represent strong value. As the Fund continues to grow in assets, we will continue to diversify the portfolio. The Fund currently is invested in about 62 tax-exempt positions, which should over time increase to 100-125 positions as the Fund matures.  Focusing on project revenue bonds, the investments include senior health care facilities, charter schools, universities, a wallboard manufacturing plant, Master Settlement Tobacco bonds, a specialty pipe manufacturing facility, a mixed-use development and two recycling plants. Our goal is to construct a geographically and sector-diverse portfolio that has a low correlation to other asset classes, and we believe that we are off to a strong start in achieving those goals.

Since inception, we chose to purchase larger positions immediately as opposed to many smaller positions, believing that this strategy would help to stabilize the Fund more quickly, avoid turnover as the Fund grows, and lead to stronger overall performance. This strategy has worked well in our view. All of the current positions are 5% or less of the portfolio to avoid a concentration in any one or handful of positions.

In many ways, GSTAX has seasoned beyond its short life, and we are excited about its potential as it takes hold and continues to grow.

Performance Stays Strong

We are also pleased with performance for the Semi-Annual period, for 2018 and since inception (see table below). GSTAX, the institutional share class that you own, returned 1.70%, 7.45% and 7.68% respectively during those periods, compared to the Bloomberg Barclays High Yield Municipal Bond Index of 1.12%, 4.76% and 5.14%, and to the Morningstar peer group average of 1.06%, 2.11% and 2.97%.  Additionally, the Fund’s tax-free yield at the end of the period was 5.27% as compared to Morningstar peer group average of 3.94%.

	Six Months			Fund
	Ended	One Year	Calendar	Inception*
	2/28/19	thru 2/28/19	Year 2018	thru 2/28/19
Green Square Tax Exempt High Income Fund	1.70%	8.22%	7.45%	7.68%
Benchmark: Bloomberg Barclays High Yield
Municipal Bond Index	1.12%	6.96%	4.76%	5.14%
Peer Group: Morningstar High Yield
Municipal Bond Fund Category	1.06%	4.39%	2.11%	2.97%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For the most recent month end performance, please visit greensquarefunds.com.

The gross expense ratio of the fund is 1.02%. The Fund’s SEC Yield is 5.68% subsidized.

*	Inception date of the Fund was September 15, 2017. Returns in this column have been annualized.

We believe that the performance and the distribution yield are a direct result of the credit selections made for the portfolio. Green Square prides itself on its thorough investment process and ability to choose the proper credits

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

that have the potential to generate income and capital appreciation over time. Equally important has been our ability to avoid many of the pitfalls that lie in the below-investment grade universe. The ability to successfully navigate in this complex universe is the value we seek to add to the challenge of finding yield in an otherwise low yield environment. With the exception of an intentional small cash balance, the Fund is fully invested.

Tax-exempt income is the primary investment objective of the Fund and the tax-free distribution yield GSTAX has generated (see table below) is reflective of the value in the asset class that the management team has been able to unlock. Looking forward at a number of transactions that will be added to the portfolio, we believe that the distribution yield can remain attractive on both an absolute and relative basis.

Period	Tax-Free Yield	Taxable-Equivalent
Feb 2019	5.27%	8.37%
Jan 2019	6.18%	9.81%
Q4 2018	6.22%	9.87%
Q3 2018	5.85%	9.29%
Q2 2018	6.21%	9.86%
Q1 2018	6.30%	10.00%
Q4 2017	5.86%	9.30%

Macro-Economic Events Have Been Plentiful

In its short life to-date, the Fund has experienced more than its fair share of events, ranging from wild swings in the equity markets, an historic tax reform bill, an increase in short-term rates, a turnover in the Federal Reserve ranks, nuclear threats, Washington scandals and the continuing imbroglio that is Washington politics. Throughout all of this potential turmoil, the tax-exempt market and GSTAX have remained remarkedly stable and resilient. The Fund and the asset class experienced a modest downturn during October and November of last year, but then partially rebounded in December and carried that strength into 2019.

The positive news is that much of the unrest of the 4th quarter seems to have gone into remission, with the Federal Reserve seemingly on pause with its quest to raise rates.  The 1st quarter of 2019 has been largely positive and inflows into the asset class demonstrate both the value of the asset class and investors’ demand for yield. Additionally, the Fund has been largely immunized from the rise in short-term rates because it invests in long-term bonds, where there has been more demand than supply as investors continue to search for meaningful yield. This, in turn, has continued to bolster prices in our market and we have avoided any dramatic swings in performance.  Generally, we expect project revenue bonds, the focus of the Fund, to provide a buffer against rising rates. We base this upon the rationale that to the degree a rising rate environment equates to a stronger economy, our projects may be the beneficiaries of that stronger economy. In turn the stronger economy can lead to stronger operations, stronger profits and balance sheets, and better credit fundamentals – in effect becoming more desirable to own, despite rising rates.  Additionally, the majority of the Fund’s investments are secured by bricks-and-mortar projects that we believe are essential-need facilities, maintain strong underlying collateral value, and have very solid continuing enterprise value.

Additionally, much of the Fund’s resilience can be traced to the low correlation that our market and the projects in which we invest have with other asset classes or world or political events. For example, a private pay assisted living facility in Florida is typically not influenced by global trade policy, immigration policy, or tax policy. The operations generally will continue day in and day out, regardless of what Washington is or is not doing, whether or not the Fed is raising short-term rates or the gyrations experienced in the equity markets. Our projects generally are tangible bricks and mortar projects that have a life of their own and continue to operate regardless of other events.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Outlook for 2019

We believe that the horizon should be clear as we look to the reminder of 2019, and our forecast is virtually unchanged from our earlier outlook, including our belief that Gross Domestic Product, inflation, and Treasury rates will remain in a fairly narrow band, albeit with a modest upward trend, and that the Fed will raise rates slowly and in modest and transparent increments. We believe that our market will rationally absorb these increases without great volatility. We also believe that investors’ search for yield and the long-term supply/demand imbalance that we observe in our market should continue to drive prices higher in our asset class and in the Fund. Our job will be to continue to select the proper credits for the Fund, and if executed properly, we believe the Fund should continue to generate an attractive stream of tax-free income as well as modest capital appreciation.  Overall, we continue to believe that our asset class holds some of the best potential value – income and capital appreciation – of any fixed income asset class.

GSTAX is an important part of our practice, and we thank you for your trust in us. Green Square’s four cornerstones – value, proprietary credit research, transparency, and accessibility – remain firmly in place as GSTAX continues to grow. We appreciate the opportunity to serve your investment needs today and over the long-term.

Sincerely,

Timothy Pynchon, CFA
Portfolio Manager

Must be preceded or accompanied by a prospectus

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

The Green Square Tax Exempt High Income Fund’s primary investment objective is to provide current income exempt from regular federal income tax. Income may be subject to state or local tax.

Bloomberg Barclays High Yield Municipal Bond Index:  The US Municipal Index covers the high yield portion of the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

Correlation is a statistic that measures the degree to which two securities move in relation to each other. Correlations are used in advanced portfolio management, computed as the correlation coefficient, which has a value that must fall between -1.0 and +1.0.

The Morningstar High Yield Municipal Bond Fund Category Average represents an average of all of the funds in the Morningstar High Yield Municipal Bond Fund Category.

Tax-Free yield refers to the Fund’s monthly distribution rate annualized and divided by the recent month-end net asset value.

Tax Equivalent yield is the interest rate which must be received on a taxable security to provide the bondholder the same after-tax return as that earned on a tax-exempt security. The tax rate used to calculate the Taxable Equivalent Yield is the 37% marginal federal income tax bracket.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investments in larger companies are subject to the risk that they are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. ETNs are subject to the credit risk of the issuer. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.

High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

It is not possible to directly invest in an index.

Green Square Capital Asset Management, LLC is the Investment Adviser to the Green Square Tax Exempt High Income Fund, which is distributed by Quasar Distributors, LLC.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of February 28, 2019

	1 Year	Since Inception(1)
Institutional Class	8.22%	7.68%
Bloomberg Barclays High Yield Municipal Bond Index(2)	6.96%	5.14%

(1)	Inception date of the Institutional Class was September 15, 2017.
(2)
The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an Index.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Allocation of Portfolio(1) (Unaudited)
As of February 28, 2019
(% of Net Assets)

Top Ten Holdings(1) (Unaudited)
As of February 28, 2019
(% of Net Assets)

Port Beaumont Navigation District, 8.000%, 02/01/2039	6.4%
Oregon State Business Development Commission, Series 248-D, 6.500%, 04/01/2031	3.7%
Capital Trust Agency, Inc., 10.000%, 11/01/2020	3.5%
Kountze Economic Development Corp., 15.000%, 11/01/2027	3.4%
Tarrant County Cultural Education Facilities Finance Corp., Series A, 10.000%, 03/15/2023	2.8%
Lake County Florida, Series A1, 7.125%, 01/01/2052	2.7%
Pennsylvania Economic Development Financing Authority, Series A, 6.750%, 12/01/2053	2.6%
Wisconsin Public Finance Authority, Series B, 7.125%, 06/01/2041	2.5%
Anderson, Indiana Economic Development, 6.000%, 10/01/2042	2.5%
South Carolina Jobs-Economic Development Authority, 6.250%, 02/01/2045	2.5%

(1)	Fund holdings and allocations are subject to change at any time and are not recommendations to buy or sell any security.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Expense Example (Unaudited)
February 28, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 — February 28, 2019).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	09/01/2018	02/28/2019	09/01/2018 to 02/28/2019
Institutional Actual(2)(3)	$1,000.00	$1,017.00	$3.70
Institutional Hypothetical(4) (5% return before expenses)	$1,000.00	$1,021.12	$3.71

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.74%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 28, 2019 of 1.70%.
(3)	Excluding interest expense the actual expenses would be $3.65.
(4)	Excluding interest expense the actual expenses would be $3.66.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2019

	Par	Value
MUNICIPAL BONDS — 94.7%

Arizona — 0.8%
Phoenix Industrial Development Authority, Series B
(Obligor: Gourmet Boutique West, LLC) (a)
5.875%, 11/01/2037	$1,000,000	$785,640

California — 2.1%
California Pollution Control Financing Authority
(Obligor: Calplant I, LLC) (a)
8.000%, 07/01/2039	1,880,000	2,009,024

Colorado — 6.5%
Blue Lake Metropolitan District No 3, Series A
5.250%, 12/01/2048	745,000	731,732
Colorado International Center Metropolitan District No 14
5.875%, 12/01/2046	1,000,000	1,056,830
Lakes at Centerra Metropolitan District No 2, Series A
5.125%, 12/01/2037	500,000	504,890
5.250%, 12/01/2047	1,500,000	1,512,210
Sheridan Station West Metropolitan District
6.000%, 12/01/2047	1,200,000	1,172,568
South Maryland Creek Ranch Metropolitan District, Series A
5.625%, 12/01/2047	1,125,000	1,108,339
		6,086,569
Florida — 12.8%
Capital Trust Agency, Inc.
(Obligor: Voans SW Florida Healthcare, Inc.)
10.000%, 11/01/2020	3,000,000	3,227,610
Capital Trust Agency, Inc., Series A
(Obligor: Tuscan Gardens of Palm Coast Obligated Group, LLC)
7.000%, 10/01/2049	1,700,000	1,608,149
Florida Development Finance Corp., Series A
(Obligor: Tuscan Isle ChampionsGate Obligated Group, LLC)
6.375%, 06/01/2036 (b)	150,000	127,500
6.375%, 06/01/2046 (b)	520,000	442,000
Lake County Florida, Series A
(Obligor: Lakeside at Waterman Village)
10.000%, 10/31/2023	1,200,000	1,200,048
Lake County Florida, Series A1
(Obligor: Village Veranda at Lady Lake Obligated Group, LLC)
7.125%, 01/01/2052	2,700,000	2,557,845

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

	Par	Value
MUNICIPAL BONDS — 94.7% (Continued)

Florida — 12.8% (Continued)
Lee County Florida Industrial Development Authority, Series A
(Obligor: VOA Lee County Health Care)
5.375%, 12/01/2032	$600,000	$601,812
5.625%, 12/01/2037	500,000	505,280
5.750%, 12/01/2052	1,000,000	1,008,100
Seminole County Industrial Development Authority, Series A
(Obligor: CCRC Development Corp.)
10.500%, 12/28/2021	640,000	640,051
		11,918,395
Georgia — 2.2%
Canton Housing Authority, Series A
(Obligor: Provident Group — Canton Cove Properties, LLC)
6.500%, 07/01/2051	2,175,000	2,106,923

Illinois — 7.4%
Illinois Finance Authority
(Obligor: The Admiral at the Lake)
5.500%, 05/15/2054	1,000,000	1,005,150
Illinois Finance Authority, Series A
(Obligor: Park Place of Elmhurst Obligated Group)
6.200%, 05/15/2030	427,250	396,278
Illinois Finance Authority, Series B
(Obligor: 2017 IAVF Windy City Obligated Group, LLC)
5.500%, 12/01/2052	1,335,000	1,298,955
(Obligor: 2018 Blue Island, LLC)
5.800%, 12/01/2053	1,220,000	1,179,240
Village of Bridgeview Illinois, Series A
5.625%, 12/01/2041	2,000,000	1,985,300
Upper Illinois River Valley Development Authority, Series B
(Obligor: 2018 IAVF Timber Oaks Obligated Group, LLC)
6.000%, 12/01/2054	1,000,000	1,008,700
		6,873,623
Indiana — 2.5%
Anderson, Indiana Economic Development
(Obligor: Anderson University)
6.000%, 10/01/2042	2,235,000	2,322,321

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

	Par	Value
MUNICIPAL BONDS — 94.7% (Continued)

Iowa — 2.4%
Iowa Finance Authority
(Obligor: Sunrise Manor)
5.750%, 09/01/2043	$2,200,000	$2,231,174

Kentucky — 1.9%
Kentucky Economic Development Finance Authority, Series A
(Obligor: Baptist Convalescent Center)
6.000%, 11/15/2036	1,550,000	1,510,304
6.375%, 11/15/2051	290,000	283,159
		1,793,463
Louisiana — 2.5%
Louisiana Local Government Environmental Facilities
& Community Development Authority
(Obligor: Parish of Cameron LA)
5.650%, 11/01/2037	1,295,000	1,338,706
(Obligor: Terrebonne Parish Consolidated Government)
5.500%, 11/01/2039	1,000,000	1,019,950
		2,358,656
New York — 1.0%
Ulster County Capital Resource Corp.
(Obligor: Woodland Pond, Inc.)
5.250%, 09/15/2053	500,000	471,925
Westchester County Industrial Development Agency, Series A
(Obligor: Million Air Two, LLC) (a)
7.000%, 06/01/2046	400,000	432,752
		904,677
Ohio — 8.4%
Buckeye Tobacco Settlement Financing Authority, Series A-2
5.125%, 06/01/2024	2,300,000	2,133,940
5.750%, 06/01/2034	1,000,000	934,070
County of Montgomery Ohio, Series A
(Obligor: Trousdale Foundation Obligation Group)
6.250%, 04/01/2049	2,000,000	2,069,820
Lake County Port & Economic Development Authority, Series A
(Obligor: Tapestry Wickliffe, LLC)
6.500%, 12/01/2037	550,000	556,133
6.750%, 12/01/2052	2,100,000	2,117,619
		7,811,582

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

	Par	Value
MUNICIPAL BONDS — 94.7% (Continued)

Oregon — 3.7%
Oregon State Business Development Commission, Series 248-D
(Obligor: Red Rock Biofuels, LLC) (a)
6.500%, 04/01/2031	$3,500,000	$3,459,505

Pennsylvania — 3.1%
Pennsylvania Economic Development Financing Authority, Series A
(Obligor: Tapestry Moon, LLC)
6.500%, 12/01/2038	450,000	440,645
6.750%, 12/01/2053	2,500,000	2,440,800
		2,881,445
South Carolina — 6.3%
South Carolina Jobs-Economic Development Authority
(Obligor: Repower South Berkeley, LLC) (a)
6.250%, 02/01/2045	2,300,000	2,321,229
South Carolina Jobs-Economic Development Authority, Series A
(Obligor: CR River Park, LLC)
7.750%, 10/01/2057	2,200,000	2,084,456
(Obligor: Jasper Pellets, LLC) (a)
7.000%, 11/01/2038	1,500,000	1,487,175
		5,892,860
Tennessee — 1.2%
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, Series B-1
(Obligor: Trousdale Foundation Obligation Group)
7.500%, 04/01/2049	1,140,000	1,113,335

Texas — 16.0%
Kountze Economic Development Corp.
(Obligor: Allegiant Industrial, LLC)
15.000%, 11/01/2027	3,150,000	3,151,449
New Hope Cultural Education Facilities Finance Corp., Series A
(Obligor: Legacy at Midtown Park)
5.500%, 07/01/2054	1,000,000	1,000,580
Port Beaumont Navigation District
(Obligor: Allegiant Industrial Island Park) (a)
8.000%, 02/01/2039	6,000,000	6,019,440
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: Buckingham Senior Living Community, Inc.)
5.750%, 11/15/2037 (b)	2,275,000	1,797,250

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

	Par	Value
MUNICIPAL BONDS — 94.7% (Continued)

Texas — 16.0% (Continued)
Tarrant County Cultural Education Facilities Finance Corp., Series A
(Obligor: MRC Senior Living Fort Worth)
10.000%, 03/15/2023	$2,600,000	$2,585,492
Woodloch Health Facilities Development Corp., Series A1
(Obligor: Senior Care Living VII, LLC)
6.750%, 12/01/2051	375,000	384,244
		14,938,455
Virgina — 1.9%
Virginia Small Business Financing Authority
(Obligor: Covanta Holding Corp.) (a)
5.000%, 01/01/2048	1,700,000	1,736,312

Washington — 1.4%
Washington State Housing Finance Commission, Series A
(Obligor: Heron’s Key Obligated Group)
7.000%, 07/01/2045	1,150,000	1,219,575
7.000%, 07/01/2050	100,000	105,780
		1,325,355
West Virginia — 1.1%
West Virginia Economic Development Authority
(Obligor: Entsorga West Virginia, LLC) (a)
8.750%, 02/01/2036	1,000,000	1,006,390

Wisconsin — 9.5%
Wisconsin Health & Educational Facilities Authority, Series A
(Obligor: Wisconsin Illinois Senior Housing)
5.250%, 08/01/2048	1,000,000	995,490
Wisconsin Health & Educational Facilities Authority, Series C
(Obligor: Covenant Communities, Inc.)
7.000%, 07/01/2043	505,000	494,547
7.500%, 07/01/2053	1,000,000	996,170
Wisconsin Public Finance Authority, Series A
(Obligor: Explore Academy)
6.125%, 02/01/2048	1,550,000	1,545,722
(Obligor: Alabama Proton Therapy Center)
6.850%, 10/01/2047	400,000	417,136
Wisconsin Public Finance Authority, Series A-1
(Obligor: Maryland Proton Treatment Center LLC)
6.375%, 01/01/2048	2,000,000	2,056,040

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

	Par	Value
MUNICIPAL BONDS — 94.7% (Continued)

Wisconsin — 9.5% (Continued)
Wisconsin Public Finance Authority, Series B
(Obligor: Million Air Two Obligated Group, LLC) (a)
7.125%, 06/01/2041	$2,280,000	$2,378,610
		8,883,715
Total Municipal Bonds
(Cost $88,767,656)		88,439,419

	Shares
SHORT-TERM INVESTMENT — 9.7%
Dreyfus AMT-Free Tax Exempt Cash Management Fund,
Institutional Class, 1.58%^
Total Short-Term Investment
(Cost $9,056,276)	9,056,276	9,056,276
Total Investments — 104.4%
(Cost $97,823,932)		97,495,695
Liabilities in Excess of Other Assets — (4.4)%		(4,060,169)
Total Net Assets — 100.0%		$93,435,526

(a)	Security subject to the Alternative Minimum Tax (“AMT”). As of February 28, 2019, the total value of securities subject to the AMT was $21,636,077 or 23.2% of net assets.
(b)	Security in default at February 28, 2019.
^	The rate shown is the annualized seven day effective yield as of February 28, 2019.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Assets and Liabilities (Unaudited)
February 28, 2019

ASSETS:
Investments, at value (Cost: $97,823,932)	$97,495,695
Interest receivable	2,008,139
Receivable for capital shares sold	322,059
Prepaid expenses	8,295
Total Assets	99,834,188

LIABILITIES:
Payable for distributions to shareholders	52,910
Payable for investment securities purchased	6,000,000
Payable for capital shares redeemed	276,476
Payable to investment adviser	30,991
Payable for fund administration & accounting fees	11,584
Payable for compliance fees	1,972
Payable for transfer agent fees & expenses	5,686
Payable for custody fees	1,240
Accrued expenses	17,803
Total Liabilities	6,398,662

NET ASSETS	$93,435,526

NET ASSETS CONSIST OF:
Paid-in capital	$93,806,301
Total distributable earnings	(370,775)
Net Assets	$93,435,526

Shares issued and outstanding(1)	9,338,757
Net asset value, redemption price and offering price per share	$10.01

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Operations (Unaudited)
For the Six Months Ended February 28, 2019

INVESTMENT INCOME:
Interest income	$2,740,928
Total investment income	2,740,928

EXPENSES:
Investment adviser fees (See Note 4)	224,044
Fund administration & accounting fees (See Note 4)	45,190
Federal & state registration fees	24,454
Transfer agent fees & expenses (See Note 4)	21,534
Audit fees	9,789
Compliance fees (See Note 4)	5,973
Trustee fees	5,938
Legal fees	4,789
Custody fees (See Note 4)	4,089
Other expenses	3,267
Postage & printing fees	1,126
Total expenses before interest expense	350,193
Interest expense (See Note 8)	4,197
Total expense before waiver	354,390
Less: waiver from investment adviser (See Note 4)	(52,826)
Net expenses	301,564

NET INVESTMENT INCOME	2,439,364

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(42,471)
Net change in unrealized appreciation/depreciation on investments	(930,338)
Net realized and unrealized loss on investments	(972,809)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,466,555

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Period
	February 28, 2019	Inception(1) through
	(Unaudited)	August 31, 2018
OPERATIONS:
Net investment income	$2,439,364	$3,164,149
Net realized gain (loss) on investments	(42,471)	1,601,692
Net change in unrealized
appreciation/depreciation on investments	(930,338)	602,101
Net increase in net assets resulting from operations	1,466,555	5,367,942

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,405,073	94,191,333
Proceeds from reinvestment of distributions	3,479,918	2,925,291
Payments for shares redeemed	(9,736,178)	(19,459,136)
Net increase in net assets resulting from capital share transactions	16,148,813	77,657,488

DISTRIBUTIONS TO SHAREHOLDERS	(4,041,123)	(3,164,149	)(2)

TOTAL INCREASE IN NET ASSETS	13,574,245	79,861,281

NET ASSETS:
Beginning of period	79,861,281	—
End of period	$93,435,526	$79,861,281	(3)

(1)	Inception date of the Fund was September 15, 2017.
(2)	Includes net investment income distribution of $3,164,149.
(3)	Includes accumulated undistributed net investment income of $0.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
	Six Months Ended	For the Period
	February 28, 2019	Inception(1) through
	(Unaudited)	August 31, 2018
PER SHARE DATA:
Net asset value, beginning of period	$10.34	$10.00

Investment operations:
Net investment income	0.30	0.58
Net realized and unrealized gain (loss) on investments	(0.13)	0.34
Total from investment operations	0.17	0.92

Less distributions from:
Net investment income	(0.30)	(0.58)
Net realized gains	(0.20)	—
Total distributions	(0.50)	(0.58)
Net asset value, end of period	$10.01	$10.34

TOTAL RETURN(2)	1.70%	9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$93,436	$79,861
Ratio of expenses to average net assets:
Before expense waiver(3)	0.87%	1.01%
After expense waiver(3)	0.74%	0.74%
Ratio of expenses excluding interest expense
to average net assets:
Before expense waiver(3)	0.86%	1.00%
After expense waiver(3)	0.73%	0.73%
Ratio of net investment income to average net assets:
After expense waiver(3)	5.99%	6.09%
Portfolio turnover rate(2)	7%	54%

(1)	Inception date of the Fund was September 15, 2017.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited)
February 28, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Green Square Tax Exempt High Income Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to provide current income exempt from regular federal income tax.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund currently offers one class of shares for purchase. The Institutional Class commenced operations on September 15, 2017. The Investor Class has not yet commenced operations as of February 28, 2019. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended February 28, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended February 28, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended February 28, 2019.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund will declare daily and pay monthly distributions of net investment income. The Fund will also distribute net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income and expense or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2019

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Municipal bonds are valued on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuer, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in the Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees ( the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share. The Board has established a Valuation Committee

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2019

to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2019:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$88,439,419	$—	$88,439,419
Short-Term Investment	9,056,276	—	—	9,056,276
Total Investments	$9,056,276	$88,439,419	$—	$97,495,695

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) for the Fund do not exceed 0.73% of the Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2020 – August 2021	$139,647
September 2021 – February 2022	$ 52,826

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended February 28, 2019 are disclosed in the Statements of Operations.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2019

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For the Period
	Six Months Ended	Inception(1) through
	February 28, 2019	August 31, 2018
Shares sold	2,233,343	9,352,522
Shares issued to holders in reinvestment of distributions	347,832	287,312
Shares redeemed	(967,371)	(1,914,881)
Net increase in shares	1,613,804	7,724,953

(1)	Inception date of the Fund was September 15, 2017.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended February 28, 2019, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$ —	$ —	$18,776,960	$5,407,000

7.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2018, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$1,112,238	$(510,137)	$602,101	$76,168,762

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) would be attributable primarily to the tax deferral of losses on wash sales. For the period ended August 31, 2018, there were no differences.

At August 31, 2018, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$1,601,692	$ —	$ —	$602,101	$2,203,793

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2019

As of August 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable period ended August 31, 2018, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the period ended February 28, 2019, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$2,439,365	$1,601,758	$ —	$4,041,123

The tax character of distributions paid for the period ended August 31, 2018, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$60,868	$3,103,281	$ —	$3,164,149

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $10,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed on July 25, 2019. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.50% as of February 28, 2019. The interest rate during the period was between 5.00-5.50%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 5.25%. For the period ended February 28, 2019, the Fund’s LOC activity was as follows:

		Amount
	Average	Outstanding as of	Interest	Maximum	Date of Maximum
LOC Agent	Borrowings	February 28, 2019	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$159,028	$ —	$4,197	$1,486,000	10/02/2018

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2019, Charles Schwab & Co., Inc., for the benefit of its customers, owned 68.10% of the outstanding shares of the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited)
February 28, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Green Square Asset Management, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Green Square Asset Management, LLC (“Green Square” or the “Adviser”) regarding the Green Square Tax Exempt High Income Fund (the “ Fund”) (the “Advisory Agreement”) for another annual term.

Prior to the meeting, the Trustees received and considered information from Green Square and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Advisory Agreement (“Support Materials”). Before voting to renew the Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the renewal of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Green Square with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Green Square; (3) the cost of the services provided and the profits realized by Green Square, from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Green Square resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Green Square’s presentation and information from Green Square and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Green Square as set forth in the Advisory Agreement, as the agreement relates to the Fund, are fair and reasonable in light of the services that Green Square performs, the investment advisory fees that Green Square receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Green Square provides under the Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Green Square on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted that Green Square is well capitalized. The Trustees also considered Green Square’s assets under management.  The Trustees noted that Green Square manages an unregistered fund with an investment objective and investment strategies that are substantially similar to the Fund.  The Trustees also considered the experience of the portfolio manager that Green Square utilizes in managing the Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Green Square provides to the Fund under the Advisory Agreement.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited) – Continued
February 28, 2019

Fund Historical Performance and the Overall Performance of Green Square.  In assessing the quality of the portfolio management delivered by Green Square, the Trustees considered the performance since the inception of the Fund on both an absolute basis and in comparison to an appropriate benchmark index and the Fund’s respective peer funds according to Morningstar classifications. When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group. The Trustees noted that the Fund outperformed its peer group median and average and benchmark for the year-to-date and one-year periods ended October 31, 2018.

Cost of Advisory Services and Profitability.  The Trustees considered the management fee that the Fund will pay to Green Square under the Advisory Agreement.  They also considered Green Square’s profitability analysis for services that Green Square renders to the Fund.  In that regard, the Trustees noted that Green Square waived a portion of its management fees during the 12 months ended September 30, 2018.  The Trustees noted that Green Square manages an unregistered fund with investment strategies that are substantially similar to the Fund. The Trustees noted that the management fee charged to the unregistered fund is greater than the management fee charged by Green Square to the Fund. The Trustees also noted that Green Square has contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to waive its management fees and reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees determined that Green Square’s service relationship with the Fund yielded a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund bears relative to those of funds in the same Morningstar peer group.  The Trustees noted that the Fund’s management fee was above the median and average of reported for the Morningstar peer group but that the management fee was below the peer group average when the peer group was limited to comparably-sized funds.  In connection with their review of the management fee, the Board considered the research-intensive nature of the Fund’s investment strategy, relative to other funds in the peer group.  They also noted that the total contractual expenses of the Fund’s Institutional Class were above the peer group median but below the average (after management fee waivers and fund expense reimbursements). The Trustees considered that the management fee and total expenses were both within the range of the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Green Square’s advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Green Square had agreed to consider breakpoints in the future in response to asset growth in the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by Green Square from its relationship with the Fund. The Trustees noted that Green Square does not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Green Square may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Green Square does not receive additional material benefits from its relationship with the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited) – Continued
February 28, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-914-7343.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-914-7343.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-914-7343, or (2) on the SEC’s website at www.sec.gov.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Green Square Asset Management, LLC
6075 Poplar Avenue, Suite 221
Memphis, TN 38119

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-914-7343.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    May 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    May 8, 2019

By (Signature and Title)      /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    May 8, 2019